SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   April 15, 2003
                                                   --------------


                         NATIONAL PENN BANCSHARES, INC.
      --------------------------------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)


       Pennsylvania                0-10957           23-2215075
----------------------------     -----------      ---------------
(State or other jurisdiction     (Commission     (I.R.S. Employer
     of incorporation)           File Number)       Ident. No.)


             Philadelphia and Reading Avenues, Boyertown, PA 19512
        ---------------------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code (610) 367-6001
                                                   --------------


                                       N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.
-------------------------------------------

(c) Exhibits.

         99       -        Press Release dated April 15, 2003, of National
                           Penn Bancshares, Inc. (furnished
                           pursuant to Items 9 and 12 hereof).

Item 9. Regulation FD Disclosure.
---------------------------------

      (Information is being provided under Item 12 as well as under Item 9, in accordance with SEC Release No. 33-8216.)

         On April 15, 2003, National Penn Bancshares, Inc. issued a press release reporting on its results of operations for the quarter ended March 31, 2003. This press release is furnished in this report, pursuant to Items 9 and 12 hereof, as Exhibit 99.



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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NATIONAL PENN BANCSHARES, INC.


                                         By    /s/Wayne R. Weidner
                                             -------------------------
                                             Name:  Wayne R. Weidner
                                             Title: Chairman, President
                                                     and CEO


Dated:  April 15, 2003





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


                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                              Description
-------------                               ------------

         99 Press Release dated April 15, 2003, of National Penn Bancshares, Inc. (furnished pursuant to Items 9 and 12 hereof).






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